BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Retirement Portfolio

BlackRock Large Cap Core Retirement Portfolio

(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED JUNE 14, 2013 TO THE

PROSPECTUSES OF THE FUNDS DATED JANUARY 28, 2013

Effective immediately, the following changes are made to the prospectuses of the Funds:

In the “Fund Overview” section for each Fund, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The section in the prospectuses captioned “Details About the Funds—How Each Fund Invests—About the Portfolio Management Team” with respect to each Fund is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

Peter Stournaras, CFA, is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds—Portfolio Manager Information” for additional information about the portfolio manager.

In addition, the section in the prospectuses captioned “Management of the Funds—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds	2010

Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.

PRO-19076-0613SUP